UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2026

Apogee Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43226	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2106 House Ave Suite 375 Cheyenne, Wyoming	82001
(Address of principal executive offices)	(Zip Code)

(202) 854-0515
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one redeemable warrant, and one right to acquire one-fifth (1/5) of one Class A ordinary share	AACPU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACP	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AACPW	The Nasdaq Stock Market LLC
Rights, each right to acquire one-fifth (1/5) of one Class A ordinary share	AACPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The management of Apogee Acquisition Corp (the “Company”) has identified certain errors in the Company’s unaudited condensed financial statements and other financial data included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2026 (the “Q2 10-Q”), including the portion of proceeds from the sale of the private placement units contributed to the trust account in Note 4, and the number of private placement units, outstanding Class A ordinary shares subject to possible redemption and warrants previously reported in Notes 4, 7 and 8, respectively.

As a result of the foregoing, on October 14, 2026, the audit committee (the “audit committee”) of the Company’s board of directors (the “Board”) concluded, after discussion with the Company’s management, that the Company’s previously issued unaudited condensed financial statements and other financial data included in the Q2 10-Q should be restated to correct the foregoing errors and should no longer be relied upon. As such, the Company has restated its financial statements for Q2 10-Q in Amendment No. 1 to the Company’s Q2 10-Q, which will be concurrently filed with the Securities and Exchange Commission on October 16, 2026, as described herein.

The audit committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Adeptus Partners, LLC.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2026, Anna Brunelle notified the Board of her resignation as a member of the Board and of its audit committee and compensation committee, effective on October 13, 2026.

On October 14, 2026, the Board appointed Christopher Valentine, a member of the Board, to additionally serve as a member of its audit committee, filling the vacancy created by Ms. Brunelle’s resignation.

On October 14, 2026, Tom Watson notified the Board of his resignation as Chief Operating Officer of the Company, effective on October 14, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apogee Acquisition Corp

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Chief Executive Officer

Date: October 16, 2026

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